                                                                    Exhibit 99.1


                   HCC REPORTS RECORD RESULTS AS UNDERWRITING
                 PROFITABILITY RETURNS TO ALL LINES OF BUSINESS


HOUSTON (November 7, 2002) ...
HCC INSURANCE HOLDINGS, INC. (NYSE SYMBOL: HCC) today released earnings for the third quarter and first nine months of 2002.

Net earnings for the third quarter of 2002 increased to $24.3 million or $0.39 per share from a loss of ($29.1) million or ($0.49) per share for the third quarter of 2001. For the first nine months of 2002, net earnings increased to $74.3 million or $1.18 per share from $6.4 million or $0.11 per share for the same period of 2001. Net earnings reflect an increase to loss reserves related to a discontinued line of business in the amount of $5.0 million or $0.08 per share. This discontinued line of business was written by a former subsidiary prior to the Company's ownership and further deterioration is not expected.

Stephen L. Way, Chairman and Chief Executive Officer said, "Our business is improving rapidly, particularly in our underwriting operations. With our strong balance sheet and lack of chronic industry issues from the past, such as A&E development or pension under-funding, we are well positioned to continue to capitalize on the dramatically improving market conditions."

Total revenue continued to grow substantially, increasing 30 percent for the first nine months of 2002 to $483.3 million from $373.3 million for the first nine months of 2001. This increase was primarily due to the growth of earned premium in our insurance company subsidiaries, which is expected to continue through 2003.

Gross written premium of our insurance company subsidiaries, excluding discontinued lines, increased 23 percent to $844.1 million during the first nine months of 2002 compared to the first nine months of 2001. During the same period and also excluding discontinued lines, net written premium increased by 65 percent to $395.8 million and net earned premium increased by 51 percent to $346.4 million. These increases are as a result of higher rates, increased retentions and strong growth in all of our lines of business. This growth is expected to continue through next year.

The GAAP combined ratio for our insurance company subsidiaries, improved considerably for the first nine months of 2002 to 87.3 percent from 113.0 percent (98.9 percent excluding the effects of 9/11) in the corresponding period of 2001.

Mr. Way added, "Our underwriting results continue to improve even as earned premium rises substantially. For only the second time in our history, at September 30, 2002, all of the current lines of business written by our insurance companies are now showing an underwriting profit."

Management fees increased 31 percent during the first nine months of 2002 to $57.1 million from $43.7 million in the same period of 2001. This increase is due to acquisitions, higher rates and new business generated in our underwriting agency operations, which are expected to continue to grow through 2003. During the same period, commission income was slightly lower at $31.6 million compared to $34.3 million, due in part to the substantial reduction in ceded reinsurance from our insurance company subsidiaries. However, commission income is expected to return to growth next year.

Cash flow from operating activities increased substantially during the first nine months of 2002 to $122.8 million from $82.0 million during the first nine months of 2001, as a result of increased business, higher retained premiums and net earnings.

Despite investment assets exceeding $1 billion for the first time in the Company's history, net investment income decreased in the first nine months of 2002 to $28.1 million, from $30.6 million in the same period of 2001. This reduction was a result of lower interest rates. The Company continues to follow a conservative investment philosophy with little or no derivatives, no high yield bonds and few equity investments. Although continuing increases in cash flow should improve this result going forward, investment income is unlikely to show any comparative growth until interest rates rise.

As of September 30, 2002, total investments were $1.0 billion, total assets were $3.5 billion, book value per share increased to $13.72 and the Company's debt to total capital ratio was 19.5 percent. See attached tables.

HCC will hold an open conference call beginning at 8:00 a.m. CST on Friday, November 8, 2002. To participate, the number for domestic calls is (800) 606-8940 and the number for international calls is (952) 556-2833. A replay will be available until Friday, November 15, 2002 at (800) 615-3210, access code 6280638.

In addition, there will be a live webcast available on a listen-only basis, that can be accessed through the HCC website at www.hcch.com. The webcast replay will be available until Friday, November 15, 2002.

HCC is an international insurance holding company and one of the largest specialty insurance groups in the USA. HCC has assets of $3.5 billion and its shares trade on the NYSE (symbol: HCC) with a market capitalization of over $1.5 billion. HCC is rated AA (Very Strong) by Standard & Poor's and A+ (Superior) by A.M. Best Company.

For more information, visit our website at www.hcch.com.

Contact:  L. Byron Way, Vice President
          HCC Insurance Holdings, Inc.
          Telephone (713) 690-7300

Forward-looking statements contained in this press release are made under "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. The types of risks and uncertainties which may affect the Company are set forth in its periodic reports filed with the Securities and Exchange Commission.

                                     * * * *

                          HCC INSURANCE HOLDINGS, INC.
                              FINANCIAL HIGHLIGHTS
                               SEPTEMBER 30, 2002
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)



THREE MONTHS ENDED SEPTEMBER 30,                                        2002                 2001
-----------------------------------------------------------      ------------------    -----------------
Gross written premium                                                $      298,464        $     242,899

Net written premium                                                         144,566               93,175

Net earned premium                                                          136,294               93,471

Management fees                                                              18,057               14,033

Commission income                                                            10,403                9,507

Net investment income                                                         9,945               10,105

Other operating income                                                          983               10,382

Total revenue                                                               175,672              137,621

Pre-tax earnings                                                             37,731              (35,754)

Net earnings                                                                 24,269              (29,076)

Earnings per share (diluted)                                         $         0.39        $       (0.49)

Cash flow from operations                                                    76,146               65,440

Weighted average shares outstanding                                          62,871               59,399

GAAP gross loss ratio                                                          64.1%               167.5%

GAAP net loss ratio                                                            62.5%               127.5%

GAAP combined ratio                                                            89.6%               152.2%

                                                                 SEPTEMBER 30, 2002    DECEMBER 31, 2001
                                                                 ------------------    -----------------

Total investments                                                    $    1,037,049        $     888,466

Total assets                                                              3,471,897            3,219,120

Shareholders' equity                                                        855,581              763,453

Debt to total capital                                                          19.5%                19.2%

Book value per share                                                 $        13.72        $       12.40

                          HCC INSURANCE HOLDINGS, INC.
                              FINANCIAL HIGHLIGHTS
                               SEPTEMBER 30, 2002
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)



NINE MONTHS ENDED SEPTEMBER 30,                                          2002                 2001
-----------------------------------------------------------      ------------------    -----------------
Gross written premium                                                $      852,084        $     766,607

Net written premium                                                         402,228              271,264

Net earned premium                                                          362,399              249,080

Management fees                                                              57,052               43,668

Commission income                                                            31,631               34,299

Net investment income                                                        28,123               30,613

Other operating income                                                        2,929               15,846

Total revenue                                                               483,293              373,269

Pre-tax earnings                                                            115,361               22,505

Net earnings                                                                 74,333                6,360

Earnings per share (diluted)                                         $         1.18        $        0.11

Cash flow from operations                                                   122,828               81,976

Weighted average shares outstanding                                          62,841               58,755

GAAP gross loss ratio                                                          61.5%               112.7%

GAAP net loss ratio                                                            61.1%                86.8%

GAAP combined ratio                                                            87.3%               113.0%

                                                                 SEPTEMBER 30, 2002    DECEMBER 31, 2001
                                                                 ------------------    -----------------

Total investments                                                    $    1,037,049        $     888,466

Total assets                                                              3,471,897            3,219,120

Shareholders' equity                                                        855,581              763,453

Debt to total capital                                                          19.5%                19.2%

Book value per share                                                 $        13.72        $       12.40

                  HCC INSURANCE HOLDINGS, INC. AND SUBSIDIARIES

                  CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

                (unaudited, in thousands, except per share data)


                                                 FOR THE NINE MONTHS ENDED        FOR THE THREE MONTHS ENDED
                                                       SEPTEMBER 30,                     SEPTEMBER 30,
                                                    2002            2001             2002             2001
                                                 ---------       ---------        ---------        ---------
REVENUE

Net earned premium                               $ 362,399       $ 249,080        $ 136,294        $  93,471
Management fees                                     57,052          43,668           18,057           14,033
Commission income                                   31,631          34,299           10,403            9,507
Net investment income                               28,123          30,613            9,945           10,105
Net realized investment gain (loss)                  1,159            (237)             (10)             123
Other operating income                               2,929          15,846              983           10,382
                                                 ---------       ---------        ---------        ---------

      Total revenue                                483,293         373,269          175,672          137,621

EXPENSE

Loss and loss adjustment expense                   221,246         216,143           85,163          119,174

Operating expense:
   Policy acquisition costs, net                    44,467          21,515           18,933            9,262
   Compensation expense                             58,744          51,135           19,203           15,669
   Other operating expense                          36,583          55,340           12,591           27,800
                                                 ---------       ---------        ---------        ---------
      Net operating expense                        139,794         127,990           50,727           52,731

Interest expense                                     6,892           6,631            2,051            1,470
                                                 ---------       ---------        ---------        ---------

      Total expense                                367,932         350,764          137,941          173,375
                                                 ---------       ---------        ---------        ---------

      Earnings (loss) before income
         tax provision                             115,361          22,505           37,731          (35,754)

Income tax provision (benefit)                      41,028          16,145           13,462           (6,678)
                                                 ---------       ---------        ---------        ---------

        NET EARNINGS (LOSS)                      $  74,333       $   6,360        $  24,269        $ (29,076)
                                                 =========       =========        =========        =========

BASIC EARNINGS (LOSS) PER SHARE DATA:

Earnings (loss) per share                        $    1.20       $    0.11        $    0.39        $   (0.49)
                                                 =========       =========        =========        =========

Weighted average shares outstanding                 62,170          57,411           62,335           59,399
                                                 =========       =========        =========        =========

DILUTED EARNINGS (LOSS) PER SHARE DATA:

Earnings (loss) per share                        $    1.18       $    0.11        $    0.39        $   (0.49)
                                                 =========       =========        =========        =========

Weighted average shares outstanding                 62,841          58,755           62,871           59,399
                                                 =========       =========        =========        =========

Cash dividends declared, per share               $    0.19       $  0.1825        $   0.065        $  0.0625
                                                 =========       =========        =========        =========

                  HCC INSURANCE HOLDINGS, INC. AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS

                            (UNAUDITED, IN THOUSANDS)


                                                                        SEPTEMBER 30, 2002    DECEMBER 31, 2001
                                                                        ------------------    -----------------
ASSETS

Investments:
   Fixed income securities, at market
      (cost: 2002 - $682,732; 2001 - $513,674)                             $   720,410           $   525,428
   Marketable equity securities, at market
      (cost: 2002 - $16,971; 2001 - $16,431)                                    16,851                16,569
   Short-term investments, at cost, which approximates market                  283,037               338,904
   Other investments, at estimated fair value
      (cost: 2002 - $17,401; 2001 - $8,007)                                     16,751                 7,565
                                                                           -----------           -----------
      Total investments                                                      1,037,049               888,466

Cash                                                                            34,749                16,891
Restricted cash                                                                159,365               138,545
Premium, claims and other receivables                                          718,405               665,965
Reinsurance recoverables                                                       846,159               899,128
Ceded unearned premium                                                         135,033                71,140
Ceded life and annuity benefits                                                 80,022                83,013
Deferred policy acquisition costs                                               61,916                32,071
Property and equipment, net                                                     51,023                52,486
Goodwill                                                                       315,610               315,318
Other assets                                                                    32,566                56,097
                                                                           -----------           -----------
      TOTAL ASSETS                                                         $ 3,471,897           $ 3,219,120
                                                                           ===========           ===========

LIABILITIES

Loss and loss adjustment expense payable                                   $ 1,084,443           $ 1,130,748
Life and annuity policy benefits                                                80,022                83,013
Reinsurance balances payable                                                   147,049                88,637
Unearned premium                                                               280,330               179,530
Deferred ceding commissions                                                     41,762                16,681
Premium and claims payable                                                     721,114               717,159
Notes payable                                                                  207,029               181,928
Accounts payable and accrued liabilities                                        54,567                57,971
                                                                           -----------           -----------
      Total liabilities                                                      2,616,316             2,455,667

SHAREHOLDERS' EQUITY

Common stock, $1.00 par value; 250.0 million shares authorized;
  (shares issued and outstanding: 2002 - 62,294; 2001 - 61,438)                 62,294                61,438
Additional paid-in capital                                                     414,253               402,089
Retained earnings                                                              355,946               293,426
Accumulated other comprehensive income                                          23,088                 6,500
                                                                           -----------           -----------
      Total shareholders' equity                                               855,581               763,453
                                                                           -----------           -----------

      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                           $ 3,471,897           $ 3,219,120
                                                                           ===========           ===========

                          HCC INSURANCE HOLDINGS, INC.
                           INSURANCE COMPANY PREMIUM
                               SEPTEMBER 30, 2002
                                ($ IN THOUSANDS)

                                      3RD QTR       3RD QTR       CHANGE
                                        2002          2001           %
                                      --------      --------      ------
GROSS WRITTEN

Group life, accident & health         $162,953      $154,346           6
Aviation                                49,804        43,862          14
Property, marine & energy               22,120        14,684          51
Other specialty lines                   61,894         3,505       1,666
                                      --------      --------       -----
                                       296,771       216,397          37%

Discontinued lines                       1,693        26,502
                                      --------      --------
                                      $298,464      $242,899
                                      ========      ========

NET WRITTEN

Group life, accident & health         $ 90,642      $ 50,511          79
Aviation                                23,687        19,232          23
Property, marine & energy               10,868         6,442          69
Other specialty lines                   17,748         3,251         446
                                      --------      --------       -----
                                       142,945        79,436          80%

Discontinued lines                       1,621        13,739
                                      --------      --------
                                      $144,566      $ 93,175
                                      ========      ========

NET EARNED PREMIUM

Group life, accident & health         $ 85,484      $ 50,716          69
Aviation                                25,845        23,397          10
Property, marine & energy               10,636         6,503          64
Other specialty lines                   11,105         4,007         177
                                      --------      --------       -----
                                       133,070        84,623          57%

Discontinued lines                       3,224         8,848
                                      --------      --------
                                      $136,294      $ 93,471
                                      ========      ========

                          HCC INSURANCE HOLDINGS, INC.
                           INSURANCE COMPANY PREMIUM
                               SEPTEMBER 30, 2002
                                ($ IN THOUSANDS)

                                    YEAR TO DATE      YEAR TO DATE      CHANGE
                                        2002              2001             %
                                    ------------      ------------      ------
GROSS WRITTEN

Group life, accident & health         $461,699          $474,695            (3)
Aviation                               153,908           137,123            12
Property, marine & energy               98,379            65,825            49
Other specialty lines                  130,147            11,285         1,053
                                      --------          --------         -----
                                       844,133           688,928            23%

Discontinued lines                       7,951            77,679
                                      --------          --------
                                      $852,084          $766,607
                                      ========          ========

NET WRITTEN

Group life, accident & health         $220,803          $139,379            58
Aviation                                75,741            67,460            12
Property, marine & energy               57,443            22,906           151
Other specialty lines                   41,847            10,075           315
                                      --------          --------         -----
                                       395,834           239,820            65%

Discontinued lines                       6,394            31,444
                                      --------          --------
                                      $402,228          $271,264
                                      ========          ========

NET EARNED PREMIUM

Group life, accident & health         $214,595          $137,369            56
Aviation                                76,599            65,675            17
Property, marine & energy               27,795            15,640            78
Other specialty lines                   27,364            10,831           153
                                      --------          --------         -----
                                       346,353           229,515            51%

Discontinued lines                      16,046            19,565
                                      --------          --------
                                      $362,399          $249,080
                                      ========          ========

                          HCC INSURANCE HOLDINGS, INC.
                        CONSOLIDATED INSURANCE COMPANIES
                                NET LOSS RATIOS
                               SEPTEMBER 30, 2002
                                ($ IN THOUSANDS)



                                                       Year to Date                                Full Year 2001
                                      Net Earned          Losses          Loss       Net Earned          Losses           Loss
Line of Business                        Premium         (incl. IBNR)      Ratio        Premium         (incl. IBNR)       Ratio
-------------------------------      --------------------------------------------   ---------------------------------------------
Group life, accident & health         $ 214,595         $ 134,834         62.8%      $ 186,188          $ 146,809          78.8%

Aviation                                 76,599            39,449         51.5          91,377             57,152          62.5

Property, marine & energy                27,795             6,645         23.9          23,748             12,688          53.4

Other specialty lines                    27,364            20,921         76.5          15,124             11,108          73.4
                                     --------------------------------------------   ---------------------------------------------
                                        346,353           201,849         58.3         316,437            227,757          72.0

Discontinued lines                       16,046            19,397        120.9          26,350             39,633         150.4
                                     --------------------------------------------   ---------------------------------------------
Total                                 $ 362,399         $ 221,246         61.1%      $ 342,787          $ 267,390          78.0%
                                     ============================================   =============================================

                          HCC INSURANCE HOLDINGS, INC.

                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                           (UNAUDITED, IN THOUSANDS)

                                                           FOR THE NINE MONTHS ENDED       FOR THE THREE MONTHS ENDED
                                                                 SEPTEMBER 30,                    SEPTEMBER 30,
                                                              2002           2001             2002            2001
                                                           ---------       ---------       ---------       ---------
Cash flows from operating activities:
  Net earnings (loss)                                      $  74,333       $   6,360       $  24,269       $ (29,076)
  Adjustments to reconcile net earnings (loss) to
    net cash provided by operating activities:
      Change in premium, claims and other
          receivables                                        (52,440)       (100,469)        (14,989)        (48,720)
      Change in reinsurance recoverables                      52,969        (190,056)         22,933        (136,645)
      Change in ceded unearned premium                       (63,893)         16,284         (24,583)         11,659
      Change in other assets                                  13,445         (16,375)          4,380         (21,825)
      Change in loss and loss adjustment
          expense payable                                    (46,305)        266,322         (11,141)        209,055
      Change in reinsurance balances payable                  58,412         (18,258)         19,953           4,763
      Change in unearned premium                             100,800           2,626          32,421         (12,653)
      Change in premium and claims payable,
          net of restricted cash                             (16,865)         82,763          24,513          60,607
      Gains on dispositions                                       --          (8,171)             --          (8,171)
      Depreciation, amortization and impairments               7,933          29,782           2,555          20,483
      Other, net                                              (5,561)         11,168          (4,165)         15,963
                                                           ---------       ---------       ---------       ---------
         Cash provided by operating activities               122,828          81,976          76,146          65,440

Cash flows from investing activities:
    Sales of fixed income securities                         197,466          88,621          43,302          17,493
    Maturity or call of fixed income securities               32,951          25,843          13,260           5,189
    Sales of equity securities                                 3,417          11,960              --           9,489
    Other proceeds                                                --           1,042              --           1,042
    Change in short-term investments                          55,867        (148,364)         14,365        (170,125)
    Cost of securities acquired                             (412,521)       (187,383)       (125,421)        (51,871)
    Purchases of property and equipment                       (3,948)         (4,637)         (1,110)         (1,646)
                                                           ---------       ---------       ---------       ---------
         Cash used by investing activities                  (126,768)       (212,918)        (55,604)       (190,429)

Cash flows from financing activities:
    Issuance of notes payable                                 40,000         168,058              --         168,058
    Sale of common stock, net of costs                        10,038         172,538             777          10,701
    Payments on notes payable                                (15,409)       (209,523)         (2,140)        (51,023)
    Dividends paid and other, net                            (12,831)        (10,619)         (3,887)         (3,542)
                                                           ---------       ---------       ---------       ---------
         Cash provided (used) by financing activities         21,798         120,454          (5,250)        124,194

         Net change in cash                                   17,858         (10,488)         15,292            (795)

         Cash at beginning of period                          16,891          13,991          19,457           4,298
                                                           ---------       ---------       ---------       ---------

         CASH AT END OF PERIOD                             $  34,749       $   3,503       $  34,749       $   3,503
                                                           =========       =========       =========       =========

                  HCC INSURANCE HOLDINGS, INC. AND SUBSIDIARIES

                           SFAS NO. 142 RECONCILIATION

                (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)


The tables below reconcile net earnings and earnings per share we reported to adjusted amounts that we would have reported had we adopted SFAS No. 142 on January 1, 2001 instead of January 1, 2002:

                                                       FOR THE NINE MONTHS ENDED           FOR THE THREE MONTHS ENDED
                                                             SEPTEMBER 30,                        SEPTEMBER 30,
                                                         2002              2001               2002              2001
                                                      ---------         ---------          ---------         ---------
Net earnings (loss):

   Reported net earnings (loss)                       $  74,333         $   6,360          $  24,269         $ (29,076)
   Add back goodwill amortization                          --               9,162               --               3,241
   Add back license amortization                           --                 409               --                  96
   Less tax benefit from goodwill amortization             --                (819)              --                (286)
                                                      ---------         ---------          ---------         ---------

      ADJUSTED NET INCOME (LOSS)                      $  74,333         $  15,112          $  24,269         $ (26,025)
                                                      =========         =========          =========         =========

Basic earnings (loss) per share:

   Reported basic earnings (loss) per share           $    1.20         $    0.11          $    0.39         $   (0.49)
   Add back amortization, net of tax effect                --                0.15               --                0.05
                                                      ---------         ---------          ---------         ---------

      ADJUSTED BASIC EARNINGS (LOSS)
          PER SHARE                                   $    1.20         $    0.26          $    0.39         $   (0.44)
                                                      =========         =========          =========         =========

Diluted earnings (loss) per share:

   Reported diluted earnings (loss) per share         $    1.18         $    0.11          $    0.39         $   (0.49)
   Add back amortization, net of tax effect                --                0.15               --                0.05
                                                      ---------         ---------          ---------         ---------

      ADJUSTED DILUTED EARNINGS (LOSS)
          PER SHARE                                   $    1.18         $    0.26          $    0.39         $   (0.44)
                                                      =========         =========          =========         =========